Exhibit 32.2
Certification of CFO
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of BlackBerry Limited (the “Registrant”) on Form 10-K for the year ended February 28, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Steve Rai, as Chief Financial Officer of the Registrant, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

    (1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Steve Rai
Name: Steve Rai
Title: Chief Financial Officer
Date: April 1, 2022